SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 27, 2004
                                                  ------------------


                 WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 11
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             (Exact name of registrant as specified in its charter)


      California                     333-107180                72-1566909
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(State or other jurisdiction       (Commission               (IRS Employer
 of incorporation)                  File Number)             Identification No.)


           17782 Sky Park Circle, Irvine, California             92614
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            (Address of principal executive offices)           (Zip Code)


Registrant's telephone number, including area code:  (714) 662-5565
                                                     --------------

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 8.01.  Other Events

         WNC Housing Tax Credit Fund VI, L.P., Series 11 ("Series 11") has acquired an interest in:

o Helisa Square Limited Dividend Housing Association Limited Partnership, a Michigan limited liability company.

This entity is referred to herein as a local limited partnership.

o        Helisa owns the Helisa Square Apartments in Detroit, Michigan.

         The following tables contain information concerning the local limited partnership identified herein and its property:

----------------------------------------------------------------------------------------------------------------------
                                         ESTIMATED
                                         OR ACTUAL    ESTIMATED                              PERMANENT    ANTICIPATED
              PROJECT                    CONSTRUC-    DEVELOPMENT                            MORTGAGE     AGGREGATE
LOCAL         NAME AND                   TION         COST         NUMBER OF     BASIC       LOAN         TAX
LIMITED       NUMBER        LOCATION     COMPLETION   (INCLUDING   APARTMENT     MONTHLY     PRINCIPAL    CREDITS
PARTNERSHIP   OF BUILDINGS  OF PROPERTY  DATE         LAND COST)   UNITS         RENTS       AMOUNT       (1)
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------
HELISA        Helisa Square Detroit      December     $1,726,000   2 2BR Units   $650        $487,000     $1,572,613
              Apartments    (Wayne       2004                      6 3BR Units   $750        CO (2)
                            County),                               4 4BR Units   $800
              1 building    Michigan
------------- ------------- ------------ ------------ ------------ ------------- ----------- ------------ ------------

1. Low income housing tax credits are available over a 10-year period. In the first credit year, Series 11 will receive only that percentage of the annual credit which corresponds to the number of months during which Series 11 was a limited partner of the local limited partnership, and during which the apartment complex was completed and in service.

2. Charter One Bank will provide the mortgage loan for a term of 15 years at an annual interest rate of 7.5% per annum. Principal and interest will be payable monthly based on a 30-year amortization schedule. Outstanding principal and interest will be due on maturity of the loan.


Detroit (Helisa): Detroit is in Wayne County, Michigan at the intersection of Interstate Highways 75, 94 and 96 in the southeastern part of the state on Lake St. Clair. The population of Detroit is approximately 939,000. The major employers for Detroit residents are Ford, General Motors and Chrysler.

-----------------------------------------------------------------------------------------------------------------
                                            LOCAL                          SHARING RATIOS:
LOCAL           LOCAL                       GENERAL        SHARING         ALLOCATIONS (4) AND
LIMITED         GENERAL       PROPERTY      PARTNER        RATIOS:         SALE OR REFINANCING  SERIES 11's CAPITAL
PARTNERSHIP     PARTNER       MANAGER (1)   FEES (2)       CASH FLOW (3)   PROCEEDS (5)         CONTRIBUTION
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------
HELISA          Shelborne     Midwest       $200,000       Series 11:      99.98/.01/.01        $1,163,617
                Development   Management                   Greater of 15%  29.99/.01/70
                Company LLC   Corporation                  or $3,000

                                                           LGP: 70%

                                                           The balance:
                                                           19.99% to
                                                           Series 11,
                                                           0.01% to the
                                                           SLP and 80% to
                                                           the LGP
--------------- ------------- ------------- -------------- --------------- -------------------- -------------------

1. The local limited partnership will employ either its local general partner or an affiliate of its local general partner, or a third party, as a property manager for leasing and management of the apartment complex. The fee payable generally is determined pursuant to market conditions.

2. The local limited partnership will pay its local general partner or an affiliate of its local general partner fees for various services, including organization, development, land acquisition, syndication, incentive management and the like.

3. Reflects the plan of distributions for the net cash flow from operations, if any, of the local limited partnership for each year of operations. Net cash flow generally is equal to the excess of revenues over expenses, including the property manager's fee and any deferred amount thereof.

4. Subject to certain special allocations, reflects the respective percentage interests in profits, losses and low income housing tax credits of (i) Series 11, (ii) WNC Housing, L.P., an affiliate of WNC & Associates, Inc. which is the special limited partner (SLP), and (iii) the local general partner (LGP).

5. Reflects the percentage interests in any net cash proceeds from sale or refinancing of the apartment complex of (i) Series 11, (ii) the SLP and
     (iii) the LGP.

Item 9.01.  Financial Statements and Exhibits

         c.      Exhibits

         99.1 Second Amended and Restated Agreement of Limited Partnership of Helisa Square Limited Dividend Housing Association Limited Partnership























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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              WNC HOUSING TAX CREDIT FUND VI, L.P., SERIES 11

                              By:   WNC National Partners, LLC,
                                    General Partner

Date: November 16, 2004             By:   WNC &  Associates, Inc.,
                                          Managing Member

                                          By: /s/ THOMAS J. RIHA
                                              -------------------
                                              Thomas J. Riha,
                                              Senior Vice President - Chief
                                              Financial Officer

                                  EXHIBIT INDEX

     Exhibit
     Number      Description


     99.1 Second Amended and Restated Agreement of Limited Partnership of Helisa Square Limited Dividend Housing Association Limited Partnership